                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Anthony J. F. O'Reilly, Lawrence J. McCabe and David R. Williams, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and to sign any and all amendments to said Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  This Power of Attorney has been signed below as of the 12th day of September, 1995 by the following persons in the capacities indicated.

             SIGNATURE                                           TITLE
             ---------                                           -----
/s/ Anthony J. F. O'Reilly                               Chairman of the Board, President and
-------------------------------------------              Chief Executive Officer and Director
ANTHONY J. F. O'REILLY                                   (Principal Executive Officer)


/s/ David R. Williams                                    Senior Vice President--Finance and
-------------------------------------------              Chief Financial Officer and Director
DAVID R. WILLIAMS                                        (Principal Financial Officer)


 /s/ Tracy E. Quinn                                      Corporate Controller
 ------------------------------------------              (Principal Accounting Officer)
 TRACY E. QUINN

/s/ William P. Snyder III                                Director
-------------------------------------------
WILLIAM P. SNYDER III

/s/ Joseph J. Bogdanovich                                Director
-------------------------------------------
JOSEPH J. BOGDANOVICH

/s/ Herman J. Schmidt                                    Director
-------------------------------------------
HERMAN J. SCHMIDT

/s/ Albert Lippert                                       Director
-------------------------------------------
ALBERT LIPPERT

/s/ Eleanor B. Sheldon                                   Director
-------------------------------------------
ELEANOR B. SHELDON

/s/ Richard M. Cyert                                     Director
-------------------------------------------
RICHARD M. CYERT

             SIGNATURE                                    TITLE
             ---------                                    -----
/s/ Samuel C. Johnson                                    Director
-------------------------------------------
SAMUEL C. JOHNSON

/s/ David W. Sculley                                     Director
-------------------------------------------
DAVID W. SCULLEY
                                                         Director
-------------------------------------------
DONALD R. KEOUGH

/s/ S. Donald Wiley                                      Director
-------------------------------------------
S. DONALD WILEY

/s/ Lawrence J. McCabe                                   Director
-------------------------------------------
LAWRENCE J. MCCABE

/s/ Luigi Ribolla                                        Director
-------------------------------------------
LUIGI RIBOLLA
                                                         Director
-------------------------------------------
NICHOLAS F. BRADY

/s/ William R. Johnson                                   Director
-------------------------------------------
WILLIAM R. JOHNSON

/s/ William C. Springer                                  Director
-------------------------------------------
WILLIAM C. SPRINGER

/s/ Edith E. Holiday                                     Director
-------------------------------------------
EDITH E. HOLIDAY

/s/ Thomas S. Foley                                      Director
-------------------------------------------
THOMAS S. FOLEY